SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 12, 2001

TOSCO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-7910 (Commission File Number)	95-1865716 (IRS Employer ID Number)

1700 East Putnam Avenue, Suite 500, Old Greenwich, Connecticut      06870

(Address of principal executive offices)                                           (Zip Code)

Registrant's Telephone Number, including area code:      (203) 698-7500

Item 5.    Other Events

          On March 12, 2001, Tosco Corporation issued a press release relating to the exercise of stock options by Thomas D.O’Malley, its Chairman of the Board and Chief Executive Officer, a copy of which is attached hereto as Exhibit 1, which is incorporated herein by this reference.

Item 7(c).    Exhibits

(1)         Press Release issued by Tosco Corporation on March 12, 2001

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOSCO CORPORATION By: /s/ Wilkes McClave Name: Wilkes McClave Title: Senior Vice President

Dated: March 12, 2001